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                                                                   Exhibit 99.9
                                                                   ------------

                        [Exhibit L to Merger Agreement]
                         ---------



                          REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of October 29, 2002 and amended as of ________________, 2003, is made among ITC/\DeltaCom, Inc., a Delaware corporation (the "Company"), SCANA Communications Holdings, Inc., a South Carolina corporation ("SCANA"), Campbell B. Lanier, III ("Lanier") and the other Persons listed on the signature pages hereof.

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, in connection with the Company's Plan of Reorganization under Chapter 11 of the Bankruptcy Code (the "Plan"), confirmed by order of the United States Bankruptcy Court for the District of Delaware, entered on October 17, 2002, in In re ITC/\DeltaCom, Inc. (Case No. 02-11848 (MFW)), the Company has agreed to issue and sell to the Holders (as defined herein) (i) shares of the Series A convertible redeemable preferred stock, par value $0.01 per share, of the Company (the "Series A Preferred Stock") and (ii) warrants to purchase 1,013,723.6 shares of the common stock, par value $0.01 per share, of the Company (the "Common Stock"); and

     WHEREAS, in connection with and pursuant to the Plan and the Purchase Agreements (as defined herein), the Company has agreed to grant to the Holders the registration rights described in this Agreement with respect to the Registrable Securities (as defined herein).

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

        "Adverse Offering Effect" has the meaning specified in Section 6(a).

        "Affiliate" has the meaning specified in Rule 12b-2 under the Exchange Act.

        "Amendment" has the meaning specified in Section 18.

        "Blackout Period" has the meaning specified in Section 8(a).

        "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in The City of New York or the State of Georgia are authorized or obligated by law or other governmental actions to close.

        "Closing Date" means October 29, 2002.

        "Commitment Fee Shares" means, collectively, (i) the shares of Common Stock issued to Lanier, SCANA and other Holders on the Closing Date pursuant to the Purchase Agreements and (ii) any securities paid, issued or distributed in respect of any shares of Common Stock referred to in clause (i) by way of stock dividend or distribution or stock split or in connection with a combination of shares, recapitalization, reorganization, merger, consolidation or otherwise.

        "Common Stock" has the meaning specified in the recitals to this Agreement.

        "Company" has the meaning specified in the first paragraph of this Agreement.

        "Company Shelf Response" has the meaning specified in Section 3(b).

        "Conversion Shares" means, collectively, (i) the shares of Common Stock issued or issuable upon conversion of the Preferred Shares and (ii) any securities paid, issued or distributed in respect of any shares of Common Stock referred to in clause (i) by way of stock dividend or distribution or stock split or in connection with a combination of shares, recapitalization, reorganization, merger, consolidation or otherwise.

        "Cutback Notice" has the meaning specified in Section 6(a).

        "Demand Holders" means, (i) with respect to a registration requested pursuant to Section 4(a), the SCANA Demand Holders and the Remaining SCANA Holders, (ii) with respect to a registration requested pursuant to Section 4(b), the Other Demand Holders and the Remaining Other Holders and (iii) with respect to a registration requested pursuant to Section 4(c), the Shelf Demand Holders and the Remaining Shelf Holders.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, as the same shall be in effect from time to time. Reference to a particular section of the Securities Exchange Act of 1934, as amended, shall include reference to the comparable section, if any, of any such successor federal statute.

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        "Excluded Registration" means a registration of Common Stock under the
Securities Act pursuant to a registration statement filed (i) on Form S-4 or Form S-8 or any successor registration forms that may be adopted by the SEC or
(ii) in connection with an exchange offer or an offering of securities solely to existing stockholders of the Company or employees of the Company or its subsidiaries.

        "Holders" means, collectively, the holders of Registrable Securities that have executed this Agreement as of the date hereof and, subject to Section 16, each other Person to whom any such holder has transferred Registrable Securities and who has agreed to become bound by the provisions of this Agreement in accordance with Section 16, but only so long as such other Person holds Registrable Securities.

        "Initiating Securityholder" has the meaning specified in Section 5(a).

        "Lanier" has the meaning specified in the first paragraph of this Agreement.

        "Losses" has the meaning specified in Section 12(a).

        "Majority of the Registrable Securities" means, as of any date of determination with respect to the designated Holders, a majority of the shares of Common Stock that are Registrable Securities held by such Holders on an as-converted basis, assuming that all of such Holder's Registrable Securities that are convertible into or exercisable for Common Stock are converted into or exercised for Common Stock as of such date of determination.

        "Merger Agreement" means the Agreement and Plan of Merger, dated as of _____________, 2003, by and among the Company, BTI Telecom, Inc., 8DBC1 Corp., WCAS Capital Partners III, L.P., Welsh, Carson, Anderson & Stowe VIII, L.P., WCAS Information Partners, L.P. and certain individual investors and trusts listed on the signature pages thereto.

        "NASD" means the National Association of Securities Dealers, Inc.

        "Other Demand Holders" has the meaning specified in Section 4(b).

        "Other Holders" means, collectively, (i) the Persons other than SCANA listed on the signature pages hereof on the date hereof and (ii) subject to
Section 16, each other Person to whom any of the Persons described in clause (i) has transferred Registrable Securities and who has

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agreed to become bound by the provisions of this Agreement in accordance with
Section 16, but only so long as such other Person holds Registrable Securities.

        "Other Registrable Securities" means, with respect to any offering hereunder, the securities that any Person is entitled to request be included in such offering pursuant to any registration rights agreement other than this Agreement or the WCAS Registration Rights Agreement.

        "Person" means any individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or a political subdivision or an agency or instrumentality thereof.

        "PIK Dividend Shares" means any shares of the Series A Preferred Stock that have been issued as dividends on shares of the Series A Preferred Stock.

        "Plan" has the meaning specified in the recitals to this Agreement.

        "Plan of Distribution" has the meaning specified in Section 3(c).

        "Preferred Shares" means (i) the shares of Series A Preferred Stock issued and sold by the Company on the Closing Date pursuant to the Purchase Agreements and (ii) any other shares of Series A Preferred Stock issued as a dividend or other distribution with respect to, or in exchange for, or in replacement of, the shares of Series A Preferred Stock described in clause (i) above, including PIK Dividend Shares.

        "Prospectus" means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by any Registration Statement, and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

        "Purchase Agreements" means, collectively, (i) the Purchase Agreement, dated as of October 29, 2002, among the Company, Lanier and the other persons listed on the signature pages thereof and (ii) the Purchase Agreement, dated as of October 29, 2002, between the Company and SCANA.

        "Registrable Securities" means, collectively, (i) the Preferred Shares,
(ii) the Warrants, (iii) the Conversion Shares, (iv) the Warrant Shares and (v) the Commitment Fee Shares. Securities shall cease to be Registrable Securities in accordance with Section 2.

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        "Registration Expenses" means any and all out-of-pocket expenses incident to the Company's performance of its registration obligations under this Agreement, including, without limitation, (i) all SEC registration and filing fees and expenses incurred in connection with the preparation, printing and distribution of the Registration Statement and Prospectus and any other document or amendment thereto and the mailing and delivery of copies thereof to the Holders and any dealers or underwriters, (ii) fees and disbursements of the Company, including, without limitation, fees and disbursements of counsel for the Company and of independent public accountants and other experts of the Company, (iii) fees and expenses in connection with the qualification of Registrable Securities for offering and sale under state securities laws (including fees and expenses incurred in connection with blue sky qualifications of the Registrable Securities and including all reasonable fees and disbursements of counsel in connection with any survey of state securities or blue sky laws and the preparation of any memorandum thereon), (iv) fees and expenses incident to any filing with the NASD or to securing any required review by NASD of the terms of the sale of Registrable Securities, (v) all fees and expenses incurred in connection with the listing of Registrable Securities on each securities exchange or automated quotation system on which the Common Stock is then listed, (vi) the internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties and expenses incurred by the Company in connection with any "road show" or marketing presentation), (vii) with respect to each registration, up to $35,000 (or up to $50,000 in the case of each Underwritten Offering) of the reasonable fees and disbursements of a single counsel selected by the Holders of a Majority of the Registrable Securities being registered incurred in connection with the preparation and review of the Registration Statement relating to such registration, and (viii) with respect to each registration, the reasonable fees and disbursements of all independent public accountants (including the expenses of any audit and/or "cold comfort" letter) and the reasonable fees and expenses of other persons, including special experts, retained by the Company, but excluding (x) any underwriting discounts and fees, brokerage and sales commissions, and transfer and documentary stamp taxes, if any, relating to the sale or disposition of the Registrable Securities and (y) any fees or disbursements of counsel for the Holders or any Holder, other than the fees and disbursements referred to in clause (vii) above.

        "Registration Rights Period" means the period commencing on October 29, 2002 and ending on October 29, 2008.

        "Registration Statement" means any registration statement of the Company referred to in Section 3, 4 or 5, including any Prospectus, amendments and supplements to any such registration statement, including

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post-effective amendments, and all exhibits and all material incorporated by reference in any such registration statement.

        "Remaining Other Holders" has the meaning specified in Section 4(b).

        "Remaining SCANA Holders" has the meaning specified in Section 4(a).

        "Remaining Shelf Holders" has the meaning specified in Section 4(c).

        "Requesting Holder" has the meaning specified in Section 5(a).

        "Rule 144" means Rule 144 (or any similar provisions then in effect) promulgated by the SEC under the Securities Act.

        "SCANA" has the meaning specified in the first paragraph of this Agreement.

        "SCANA Demand Holders" has the meaning set forth in Section 4(a).

        "SCANA Holders" means, collectively, SCANA and, subject to Section 16, each other Person to whom SCANA has transferred Registrable Securities and who has agreed to become bound by the provisions of this Agreement in accordance with Section 16, but only so long as such other Person holds Registrable Securities.

        "SEC" means the Securities and Exchange Commission.

        "Section 9(e) Period" has the meaning specified in Section 9(e).

        "Section 9(k) Period" has the meaning specified in Section 9(k).

        "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, as the same shall be in effect from time to time. Reference to a particular section of the Securities Act of 1933, as amended, shall include reference to the comparable section, if any, of any such successor federal statute.

        "Series A Preferred Stock" has the meaning specified in the recitals to this Agreement.

        "Shelf Demand Holders" has the meaning specified in Section 4(c).

                                       -6-

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        "Shelf Registration" means the registration of Registrable Securities effected pursuant to Section 3.

        "Shelf Registration Statement" means a shelf registration statement of the Company filed pursuant to Section 3 which covers Registrable Securities on an appropriate form under Rule 415 of the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

        "Shelf Resale Notice" has the meaning specified in Section 3(b).

        "Similar Securities" means, in connection with any registration of securities of the Company under the Securities Act, all securities of the Company which are (i) the same as or similar to the securities being registered,
(ii) convertible into or exchangeable or exercisable for the securities being registered or (iii) the same as or similar to the securities into or for which the securities being registered are convertible or exchangeable or exercisable.

        "Suspension Period" means any period during which the offering of Registrable Securities by any Holder under the Shelf Registration Statement shall be suspended as a result of the occurrence of a Blackout Period, a Section 9(e) Period or a Section 9(k) Period.

        "Suspension Period Notice" means a notice provided by the Company pursuant to Section 3(b) in which the Company states that, as of the date of such notice, there exists a Blackout Period, a Section 9(e) Period or a Section 9(k) Period.

        "Underwritten Offering" means an underwritten offering in which securities are sold to an underwriter or underwriters, on a firm commitment basis, for reoffering to the public.

        "Warrant Shares" means, collectively, (i) the shares of Common Stock issued or issuable upon exercise of the Warrants and (ii) any securities paid, issued or distributed in respect of any such shares of Common Stock referred to in clause (i) by way of stock dividend or distribution or stock split or in connection with a combination of shares, recapitalization, reorganization, merger, consolidation or otherwise.

        "Warrants" means the warrants to purchase shares of the Common Stock issued and sold pursuant to the Purchase Agreements and any warrants issued in exchange, substitution or replacement thereof.


                                       -7-

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        "WCAS Registrable Securities" means, with respect to any offering hereunder, the "Registrable Securities" (as defined in the WCAS Registration Rights Agreement) that the Holders (as defined in the WCAS Registration Rights Agreement) are entitled to request be included in such offering pursuant to the WCAS Registration Rights Agreement as in effect on the date hereof.

        "WCAS Registration Rights Agreement" means the Registration Rights Agreement, dated and as in effect as of _________________, 2003, among the Company and the other Persons listed on the signature pages thereof.

        "WCAS Stockholders" means any holder of the WCAS Registrable Securities.

     2. Securities Subject to this Agreement. The Registrable Securities are the sole securities entitled to the benefits of this Agreement. For the purposes of this Agreement, Registrable Securities held by any Holder shall cease to be Registrable Securities (and such Holder shall cease to have any registration rights with respect to such securities under this Agreement) on the date and to the extent that (i) a Registration Statement covering such Registrable Securities has been declared effective under the Securities Act and such Registrable Securities have been disposed of pursuant to such effective Registration Statement, (ii) such Registrable Securities have been sold or transferred in accordance with the requirements of Rule 144, (iii) such Registrable Securities have been otherwise transferred or disposed of, certificates therefor not bearing a legend restricting further transfer or disposition thereof shall have been delivered by the Company and, at such time, subsequent transfer or disposition of such securities shall not require registration of such securities under the Securities Act, (iv) all Registrable Securities then owned by such Holder may be sold or transferred by such Holder without holding period, volume or manner of offering limitations under the Securities Act and the rules and regulations thereunder, (v) all Registrable Securities then owned by such Holder may be sold or transferred by such Holder within any three-month period in accordance with the requirements of Rule 144 or
(vi) such Registrable Securities have ceased to be outstanding.

     3. Shelf Registration Statement.

        (a) Within 30 Business Days after the Company files with the SEC the financial statements required under Item 7 of SEC Form 8-K in connection with the consummation of the transactions contemplated by the Merger Agreement, the Company shall file with the SEC a Shelf Registration Statement relating to the offer and sale, by the Holders from time to time, of

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

the Registrable Securities then outstanding or otherwise then registrable under SEC regulations, and shall use its reasonable best efforts to cause the Shelf Registration Statement to be declared effective by the SEC as soon as reasonably practicable after filing; provided, however, that the Company shall be permitted to satisfy its obligations under this sentence by amending (to the extent permitted by applicable law) the Shelf Registration Statement relating to the offer and sale of the Registrable Securities filed by the Company with the SEC on November 27, 2002 (Registration No. 333-101537) pursuant to this Agreement prior to its amendment as of _________________, 2003. Notwithstanding any provision of this Agreement to the contrary, the Shelf Registration Statement may also register the offering of the securities that have shelf registration rights pursuant to the WCAS Registration Rights Agreement. The Company shall notify each Holder of the date on which the Shelf Registration Statement is declared effective.

        (b) If a Holder wishes to sell, transfer or otherwise dispose of Registrable Securities pursuant to the Shelf Registration Statement, such Holder shall deliver to the designated representative of the Company a written notice (a "Shelf Resale Notice") of such Holder's good-faith present intention to sell, transfer or otherwise dispose of some or all of such Holder's Registrable Securities, and the number and type of Registrable Securities such Holder proposes to sell, transfer or otherwise dispose of. Upon receipt of each Shelf Resale Notice, the Company shall, no later than the second Business Day after such Shelf Resale Notice has been given, either (i) provide a Suspension Period Notice or (ii) give written notice (a "Company Shelf Response") to the Holder who gave such Shelf Resale Notice stating that the prospectus relating to the Registration Statement is current and that the Registrable Securities covered by the Shelf Resale Notice may be resold within ten Business Days after receipt of such Company Shelf Response. If the Company does not respond within such two Business Days, it shall be deemed to have given a Company Shelf Response. Any Holder who receives or is deemed to have received a Company Shelf Response shall then have ten Business Days after receipt of such Company Shelf Response in which to sell, transfer or otherwise dispose of the shares subject to the Shelf Resale Notice. If such Holder does not sell, transfer or otherwise dispose of such Registrable Securities within such period, the Holder shall be required to deliver another Shelf Resale Notice and comply again with the other requirements of this Section 3(b) before selling, transferring or otherwise disposing of Registrable Securities pursuant to the Shelf Registration Statement. All notices pursuant to this Section 3(b) shall be provided by facsimile transmission or electronic mail delivery and confirmed by direct telephonic communication with the Company's designated representative referred to in Section 19.

        (c) The Shelf Registration Statement shall cover the offering and sale of the Registrable Securities only in accordance with the methods of


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

distribution described in Exhibit A attached to this Agreement (the "Plan of Distribution"), which shall be included in the Prospectus forming part of the Shelf Registration Statement. Notwithstanding the foregoing, if any Holder wishes to effect an Underwritten Offering of Registrable Securities pursuant to the Shelf Registration Statement, such Holder shall be required to exercise a demand registration right pursuant to, and shall have the rights and obligations of a Holder under, Section 4.

     4. Demand Registration Rights.

        (a) During the Registration Rights Period, upon the written request of SCANA Holders holding at least a Majority of the Registrable Securities then held by the SCANA Holders (the "SCANA Demand Holders") that the Company effect the registration under the Securities Act of all or part of such SCANA Demand Holders' Registrable Securities (which written request shall specify the aggregate number of Registrable Securities requested to be registered and the proposed method of distribution thereof), the Company shall (i) as soon as reasonably practicable, but no later than 30 days, after its receipt of such request (or, if the Company shall be legally prohibited from making such a filing, as soon thereafter as is legally permissible), file with the SEC a Registration Statement with respect to such requested registration and (ii) within five Business Days after its receipt of such request, notify in writing all other SCANA Holders of such request and indicate in such notice the planned initial filing date of such Registration Statement. Subject to reduction pursuant to Section 6(a), such Registration Statement shall cover the Registrable Securities requested by the SCANA Demand Holders to be registered and such other Registrable Securities as the SCANA Holders other than the SCANA Demand Holders shall request, by written notice to the Company given no later than five Business Days prior to such planned initial filing date, to be registered (such requesting other SCANA Holders collectively, the "Remaining SCANA Holders").

        (b) During the Registration Rights Period, upon the written request of Other Holders holding at least a Majority of the Registrable Securities then held by the Other Holders (the "Other Demand Holders") that the Company effect the registration under the Securities Act of all or part of such Other Demand Holders' Registrable Securities (which written request shall specify the aggregate number of Registrable Securities requested to be registered and the proposed method of distribution thereof), the Company shall (i) as soon as reasonably practicable, but no later than 30 days, after its receipt of such request (or, if the Company shall be legally prohibited from making such a filing, as soon thereafter as is legally permissible), file with the SEC a Registration Statement with respect to such requested registration and (ii) within five Business Days after its receipt of such request, notify in writing all other Other Holders of such request and indicate in such notice

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

the planned initial filing date of such Registration Statement. Subject to reduction pursuant to Section 6(a), such Registration Statement shall cover the Registrable Securities requested by the Other Demand Holders to be registered and such other Registrable Securities as the Other Holders other than the Other Demand Holders shall request, by written notice to the Company given no later than five Business Days prior to such planned initial filing date, to be registered (such requesting other Other Holders collectively, the "Remaining Other Holders").

        (c) Upon the written request of Holders holding a Majority of the Registrable Securities (the "Shelf Demand Holders") that the Company effect the registration of all or part of such Shelf Demand Holders' Registrable Securities for offer and sale in an Underwritten Offering under the Shelf Registration Statement after it has been declared effective by the SEC (which written request shall specify the aggregate number of Registrable Securities requested to be so registered), the Company shall (i) as soon as reasonably practicable, but no later than 30 days, after its receipt of such request (or, if the Company shall be legally prohibited from making such a filing, as soon thereafter as is legally permissible), prepare and file with the SEC post-effective amendments to the Shelf Registration Statement and such amendments and supplements to the Prospectus used in connection therewith as are reasonably required to effect such Underwritten Offering pursuant to the Shelf Registration Statement and (ii) within five Business Days after its receipt of such request, notify in writing all other Holders of such request and indicate in such notice the planned initial filing date of such amendments or supplements. Subject to reduction pursuant to Section 6(a), such Registration Statement shall cover the Registrable Securities requested by the Shelf Demand Holders to be registered and such other Registrable Securities as the Holders other than the Shelf Demand Holders shall request, by written notice to the Company given no later than five Business Days prior to such planned initial filing date, to be registered (such requesting other Holders, collectively, the "Remaining Shelf Holders").

        (d) Notwithstanding the provisions of Section 4(a), Section 4(b) and
Section 4(c), the Company shall not be required to take any action pursuant to this Section 4:

            (i) if at the date of such request (other than a request for an Underwritten Offering made in accordance with this Section 4) the Company shall have effective a Shelf Registration pursuant to which the Demand Holders could effect the disposition of their Registrable Securities according to their proposed method of distribution;

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
            (ii) if prior to the date of a request pursuant to Section 4(a), the Company shall have effected one registration pursuant to Section 4(a);

            (iii) if prior to the date of a request pursuant to Section 4(b), the Company shall have effected one registration pursuant to Section 4(b);

            (iv) if prior to the date of a request pursuant to Section 4(c), the Company shall have effected one registration pursuant to Section 4(c);

            (v) if the Company shall have effected a registration pursuant to this Section 4 within the 120-day period immediately preceding the date of such request which permitted Holders to register Registrable Securities;

            (vi) if the Registrable Securities which the Company shall have been requested to register shall have an aggregate offering price of less than $5,000,000, unless such registration request is for all remaining Registrable Securities held by the Holders; or

            (vii) during the pendency of any Blackout Period;

provided, however, that the Company shall be permitted to satisfy its obligations under Section 4(a) and Section 4(b) by amending (to the extent permitted by applicable law) within 30 days after a written request for registration, any Registration Statement previously filed by the Company under the Securities Act so that such Registration Statement (as amended) shall permit the disposition (in accordance with the intended methods of disposition, including, without limitation, an Underwritten Offering, specified by the Holders as aforesaid) of all of the Registrable Securities for which a demand for registration has been made under Section 4(a) or Section 4(b). If the Company shall so amend a previously filed Registration Statement, it shall be deemed to have effected a registration for purposes of this Section 4.

        (e) Subject to the requirement that a request pursuant to Section 4(c) shall only be made for an Underwritten Offering pursuant to the Shelf Registration Statement, the Demand Holders delivering a request pursuant to
Section 4(a), Section 4(b) or Section 4(c) may distribute the Registrable Securities covered by such demand by means of an Underwritten Offering or any other method of distribution, as determined by the Demand Holders holding a Majority of the Registrable Securities of the Demand Holders so requested to be registered.

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

        (f) Subject to Section 4(g), a registration requested pursuant to this
Section 4 shall not be deemed to be effected for purposes of this Section 4: (i) if the Registration Statement for such registration has not been declared effective by the SEC or become effective in accordance with the Securities Act and the rules and regulations thereunder; (ii) in the case of a Registration Statement which does not contemplate an Underwritten Offering, if such Registration Statement does not remain effective for at least 120 days (or such shorter period that will terminate when all Registrable Securities covered by such Registration Statement have been sold or withdrawn); or (iii) in the case of a Registration Statement which contemplates an Underwritten Offering, if (A) such Registration Statement does not remain effective for at least 120 days plus such longer period (not to exceed 90 days after the 120th day) as, in the opinion of counsel for the underwriter or underwriters, is required by law for the delivery of a Prospectus in connection with the sale of Registrable Securities by an underwriter or dealer, or (B) the conditions to closing specified in the applicable underwriting agreement are not satisfied by reason of a violation or breach of such underwriting agreement or this Agreement by the Company.

        (g) Demand Holders holding a Majority of the Registrable Securities held by Demand Holders to be included in a Registration Statement to be filed pursuant to Section 4(a), Section 4(b) or Section 4(c) may, at any time prior to the effective date of the Registration Statement relating to such registration, revoke such request by providing a written notice to the Company revoking such request. The Company shall be deemed to have effected a registration pursuant to
Section 4(a) in the case of any such revocation of an offering initiated by the SCANA Demand Holders, the Company shall be deemed to have effected a registration pursuant to Section 4(b) in the case of any such revocation of an offering initiated by the Other Demand Holders and the Company shall be deemed to have effected a registration pursuant to Section 4(c) in the case of any such revocation of an offering initiated by the Shelf Demand Holders, unless (i) the revocation is based on a reasonable determination, made by Demand Holders holding a Majority of the Registrable Securities held by Demand Holders to be included in such Registration Statement, that there has been, since the date of the applicable request pursuant to Section 4(a), Section 4(b) or Section 4(c), a material adverse change in the business, financial condition, results of operations or prospects of the Company, in general market conditions or in market conditions for businesses in the Company's industry generally or (ii) the Demand Holders and other Holders requesting that Registrable Securities be included in such registration reimburse the Company for all Registration Expenses incurred by the Company with respect to such revoked request. Except as otherwise contemplated by clause (ii) of the immediately

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preceding sentence, no revocation pursuant to this Section 4(g) shall relieve the Company of its obligation hereunder to pay the Registration Expenses in connection with any such request.

     5. Piggy-Back Registration Rights.

        (a) If, during the Registration Rights Period, the Company shall propose to file a Registration Statement under the Securities Act relating to a public offering of Common Stock or other securities (other than in connection with an Excluded Registration or a Registration Statement filed pursuant to Section 3 of the WCAS Registration Rights Agreement that does not involve an Underwritten Offering) for the Company's own account or for the account of any holder or holders of Common Stock or other securities (including, without limitation, any Holder or any WCAS Stockholder) pursuant to the exercise of registration rights (each such Person or Persons for whose account such a Registration Statement is proposed to be filed, an "Initiating Securityholder"), in each case, on a registration form and in a manner that would permit the registration of Registrable Securities for sale to the public under the Securities Act, the Company shall (x) give written notice at least 15 Business Days prior to the filing thereof to each Holder, specifying the approximate date on which the Company proposes to file such Registration Statement and advising such Holder of its right to have any or all of the Registrable Securities of such Holder included among the securities to be covered thereby, and (y) at the written request of any such Holder given to the Company within 15 Business Days after written notice from the Company has been given to the Holder, include among the securities covered by such Registration Statement the number of Registrable Securities which such Holder (a "Requesting Holder") shall have requested be so included (subject, however, to reduction, in accordance with the applicable provisions of Section 6).

        (b) Nothing in this Section 5 shall create any liability on the part of the Company to any Holder of Registrable Securities if for any reason the Company shall decide not to file, or to delay the filing of, a Registration Statement proposed to be filed under Section 5(a) or to withdraw such Registration Statement subsequent to its filing, regardless of any action whatsoever that a Holder may have taken, whether as a result of the issuance by the Company of any notice hereunder or otherwise, provided, however, that the Company shall not be relieved of its obligation hereunder to pay the Registration Expenses in connection with any such filing or proposed filing.

        (c) Any Holder participating in an Underwritten Offering by the Company for its own account may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of the underwriters of such Underwritten Offering shall also be made to and for the benefit of such Holder and that any or all of the conditions precedent to the obligations of such underwriters under the underwriting agreement for such Underwritten Offering shall also be conditions precedent to the obligations of such Holder, in each case to the extent that such agreements and conditions precedent shall reasonably be applicable to selling securityholders in addition to such underwriters.

     6. Cutbacks.

        (a) Offerings by the Holders or WCAS Stockholders. In connection with any offering covered by a Registration Statement filed pursuant to Section 4 or pursuant to Section 4 of the WCAS Registration Rights Agreement, if the lead managing underwriter (if the offering shall be an Underwritten Offering) or the Holders or WCAS Stockholders who have exercised a demand registration to initiate such offering (if the offering shall not be an Underwritten Offering) give written notice to the Company (it being understood that the Company shall as soon as reasonably practicable deliver copies of such notice to all Holders and WCAS Stockholders who have requested to include Registrable Securities or WCAS Registrable Securities in such offering) (a "Cutback Notice") that, in its or their reasonable and good faith opinion, the Registrable Securities and WCAS Registrable Securities requested to be included in such offering exceed the number which can be sold in such offering without being likely to have a significant adverse effect on the offering price, timing or distribution of the class of securities offered or the market for the securities offered or for the Common Stock (an "Adverse Offering Effect"), then the Company shall include in such offering only the number of Registrable Securities and WCAS Registrable Securities which, in the good faith opinion of such underwriter or (if the offering shall not be an Underwritten Offering) the Holders holding a Majority of the Registrable Securities held by Holders who have exercised a demand registration to initiate such offering or WCAS Stockholders holding a majority of the registrable securities held by WCAS Stockholders who have exercised a demand registration to initiate such offering, as the case may be, can be included without having an Adverse Offering Effect. In such event, the shares of Common Stock and other securities to be included in such offering shall consist of (i) first, all of the Registrable Securities that the Holders propose to sell pursuant to Section 4 or 5 and all of the WCAS Registrable Securities that the WCAS Stockholders propose to sell pursuant to Section 4 or 5 of the WCAS Registration Rights Agreement (with any reduction in such number being allocated among the Holders and the WCAS Stockholders pro-rata based on the number, as of the date of delivery of the first Cutback Notice delivered to the Holders and WCAS Stockholders in connection with such offering, of shares of Common Stock represented by Registrable

Securities or WCAS Registrable Securities, as the case may be, requested by each Holder and each WCAS Stockholder to be included in such offering, calculated on an as-converted basis assuming that all of such Registrable Securities of such Holder and all of such WCAS Registrable Securities of such WCAS Stockholder requested to be so included that are convertible into or exercisable for Common Stock are converted into or exercised for Common Stock as of such date), (ii) second, the number, if any, of shares of Common Stock or other securities the Company proposes to sell for its own account that, in the reasonable and good faith opinion of such lead managing underwriter or the Holders or WCAS Stockholders who have exercised a demand registration to initiate such offering (if the offering shall not be an Underwritten Offering) can be sold without adversely affecting the success of the offering of all the Registrable Securities that each Holder, and all of the WCAS Registrable Securities that each WCAS Stockholder, desires to sell for its own account, and (iii) third, the number, if any, of other shares of Common Stock and other securities requested to be included in such offering that, in the reasonable and good faith opinion of such lead managing underwriter or the Holders or WCAS Stockholders who have exercised a demand registration to initiate such offering (if the offering shall not be an Underwritten Offering) can be sold without having an Adverse Offering Effect or adversely affecting the success of the offering of all the Registrable Securities, WCAS Registrable Securities and other securities that each Holder, each WCAS Stockholder and the Company, as the case may be, desires to sell for its own account, such other shares of Common Stock and other securities to be allocated among the holders thereof who have requested that their shares and other securities be so included in accordance with the provisions of their registration rights agreements with the Company.

        (b) Offerings by the Company. Each Holder wishing to include Registrable Securities pursuant to Section 5(a) in any offering covered by a Registration Statement filed by the Company relating to a public offering of Common Stock or other securities for its own account (other than in connection with an Excluded Registration) shall have the right to include such Registrable Securities in any such offering only to the extent that the inclusion of such Registrable Securities shall not reduce the number of shares of Common Stock or other securities to be offered and sold therein by the Company for its own account. In connection with the inclusion of Registrable Securities pursuant to Section 5(a) in any such offering by the Company, if the lead managing underwriter in an Underwritten Offering or the Company (if the offering shall not be an Underwritten Offering) delivers a Cutback Notice to the Holders and the WCAS Stockholders, then the Company shall include in such offering, in addition to the securities the Company proposes to sell for its own account, only the aggregate number of securities that, in the reasonable and good faith opinion of such lead managing underwriter or the Company (if the offering shall not be an Underwritten Offering), can be included without adversely affecting the offering of all of the securities that the Company wishes to sell for its own account. Such aggregate number of securities to be included in such offering shall be allocated on a pro rata basis among (i) the Holders who have requested that their Registrable Securities be so included and (ii) the WCAS Stockholders who have requested that their WCAS Registrable Securities be so included, based on the as-converted number, as of the date of delivery of the Cutback Notice to such Holders and WCAS Stockholders, of shares of Common Stock represented by Registrable Securities or WCAS Registrable Securities, as the case may be, that each Holder and each WCAS Stockholder has requested to be so included, assuming that all of such Holder's Registrable Securities and all of such WCAS Stockholder's WCAS Registrable Securities requested to be so included that are convertible into or exercisable for Common Stock are converted into or exercised for Common Stock as of such date. No other securities shall be included in such offering except to the extent that, in the reasonable and good faith opinion of such lead managing underwriter or (if the offering shall not be an Underwritten Offering) the Company, such securities can be included without adversely affecting the offering of all of the securities that the Company, all of the Registrable Securities that each Holder, and all of the WCAS Registrable Securities that each WCAS Stockholder proposes to sell for its own account in such offering.

        (c) Other Offerings In connection with any offering described in Section 5(a), other than an offering covered by a Registration Statement filed pursuant to Section 4 of this Agreement or pursuant to Section 4 of the WCAS Registration Rights Agreement, or an offering by the Company for its own account, if the lead managing underwriter (if the offering shall be an Underwritten Offering) or the Initiating Securityholder (if the offering shall not be an Underwritten Offering) delivers a Cutback Notice to all Holders and WCAS Stockholders who have requested to include Registrable Securities or WCAS Registrable Securities in such offering, then the Company shall include in such offering only the number of Registrable Securities, WCAS Registrable Securities and Other Registrable Securities which, in the good faith opinion of such underwriter or the Initiating Securityholders holding a majority of the registrable securities held by the Initiating Securityholders, as the case may be, can be included without having an Adverse Offering Effect. In such event, the shares of Common Stock and other securities to be included in such offering shall consist of (i) first, all of the Registrable Securities that the Holders propose to sell pursuant to Section 5, all of the WCAS Registrable Securities that the WCAS Stockholders propose to sell pursuant to Section 5 of the WCAS Registration Rights Agreement and all Other Registrable Securities that the Initiating Securityholders propose to sell (with any reduction in such number being allocated among the Holders, the WCAS Stockholders and the Initiating Securityholders pro-rata based on the number of shares of Common Stock represented by Registrable Securities, WCAS Registrable Securities or Other Registrable Securities, as the case may be, requested by each Holder, each WCAS Stockholder and each Initiating Securityholder to be included in such offering, in each case, calculated on an as-converted basis assuming that all of such Holder's Registrable Securities, all of such WCAS Stockholder's WCAS Registrable Securities and all of such Initiating Securityholder's Other Registrable Securities requested to be so included that are convertible into or exercisable for Common Stock are converted into or exercised for Common Stock, as of the date of delivery of the first Cutback Notice delivered to the Holders and WCAS Stockholders in connection with such offering), (ii) second, the number, if any, of shares of Common Stock or other securities the Company proposes to sell for its own account that, in the reasonable and good faith opinion of such lead managing underwriter or the Initiating Securityholders, as applicable, can be sold without having an Adverse Offering Effect or adversely affecting the success of the offering of all the Registrable Securities that each Holder, all of the WCAS Registrable Securities that each WCAS Stockholder and all of the Other Registrable Securities that each Initiating Securityholder desires to sell for its own account, and (iii) third, the number, if any, of other shares of Common Stock and other securities requested to be included in such offering that, in the reasonable and good faith opinion of such lead managing underwriter or the Initiating Securityholders, as applicable, can be sold without having an Adverse Offering Effect or adversely affecting the success of the offering of all the Registrable Securities, WCAS and Other Registrable Securities that each Holder, each WCAS Stockholder, each Initiating Securityholder and the Company, as the case may be, desires to sell for its own account, such other shares of Common Stock and other securities to be allocated among the holders thereof who have requested that their shares and other securities be so included in accordance with the provisions of their registration rights agreements with the Company.

         7. Selection of Underwriters. In connection with any Underwritten Offering pursuant to a Registration Statement filed pursuant to Section 4(a),
Section 4(b) or Section 4(c), the Demand Holders holding a Majority of the Registrable Securities held by all Demand Holders to be included in such Registration Statement shall have the right to select a lead managing underwriter or underwriters to administer such offering, which lead managing underwriter or underwriters shall be reasonably satisfactory to the Company; provided, however, that the Company shall have the right to select a co-managing underwriter or underwriters for such offering, which co-managing underwriter or underwriters shall be reasonably satisfactory to the Demand Holders holding a Majority of the Registrable Securities held by all Demand Holders to be included in such Registration Statement.

     8. Blackout Periods; Holdback.

        (a) If the Company determines that the registration and distribution of Registrable Securities (i) would materially impede, delay, interfere with or otherwise adversely affect any pending financing, registration of securities by the Company in a primary offering for its own account, acquisition, corporate reorganization or other significant transaction involving the Company or (ii) would require disclosure of non-public material information that the Company has a bona fide business purpose for preserving as confidential, as determined by the Company's Board of Directors in good faith, the Company shall be entitled to defer the filing or effectiveness of a Registration Statement, or to suspend the use of an effective Registration Statement, for the shortest period of time reasonably required (each such period, a "Blackout Period"); provided that the Company shall not be entitled to obtain deferrals or suspensions under (x) clause (i) of this Section 8(a), for more than an aggregate of 90 days in any 12-month period or (y) clause (ii) of this Section 8(a), for more than 30 days on any one occasion, on more than two occasions in any 12-month period or for more than an aggregate of 60 days in any 12-month period. The Company shall notify each Holder of the expiration or earlier termination of a Blackout Period and, as soon as reasonably practicable after such expiration or termination, shall amend or supplement any effective Registration Statement to the extent necessary to permit the Holders to resume use thereof in connection with the offer and sale of their Registrable Securities in accordance with applicable law.

        (b) In the case of an Underwritten Offering of securities of the Company, each Holder agrees, if requested by the lead managing underwriter of such Underwritten Offering, that it shall not effect any public sale or distribution, including any sale pursuant to Rule 144, of any Registrable Securities or Similar Securities held by such Holder during the period beginning seven days before, and ending 90 days (or such shorter period as may be permitted by such lead managing underwriter) after, the effective date of the Registration Statement filed in connection with such registration, except for Registrable Securities included in such registration; provided, however, that the foregoing shall not prohibit any Holder at any time from distributing Registrable Securities to any of its Affiliates, members, partners or other equity holders. If requested by such managing underwriter, each Holder shall enter, and shall use commercially reasonable efforts to ensure that all Affiliates of such Holder holding Registrable Securities or Similar Securities enter, into a lock-up agreement with the applicable underwriters that is consistent with the agreement in the preceding sentence.

        (c) Notwithstanding any provision of Section 8(a) or 8(b) to the contrary, the cumulative period of any Blackout Periods pursuant to Section 8(a) and of any holdbacks pursuant to Section 8(b) shall not exceed, in the aggregate, 97 days in any 12-month period.

        (d) In the case of any Underwritten Offering of Registrable Securities initiated by a Holder pursuant to Section 4, the Company agrees, if requested by the lead managing underwriter of such Underwritten Offering, not to effect (or register for sale) any public sale or distribution of any securities which are Similar Securities for the Company's own account during the period beginning seven days before, and ending 90 days (or such lesser period as may be permitted by such lead managing underwriter) after, the effective date of the Registration Statement filed in connection with such registration, except for securities of the Company to be offered for the Company's account in such Underwritten Offering. Notwithstanding the foregoing, the Company may effect a public sale or distribution of Common Stock and other securities which are Similar Securities for the Company's own account during the period described above (A) pursuant to registrations on Forms S-4 or S-8 or any successor registration forms or (B) as part of any registration of securities for offering and sale to employees, directors or consultants of the Company pursuant to any stock plan or other benefit plan arrangement. The Company agrees to use commercially reasonable best efforts to obtain from each director or executive officer of the Company who holds Similar Securities an agreement not to effect any public sale or distribution of such Similar Securities (other than any sale under Rule 144) for the account of such director or executive officer during any period referred to in this Section 8(d), except as part of any Underwritten Offering contemplated in this Section 8(d).

        (e) Notwithstanding any provision of Section 8(d) to the contrary, the Company shall not be required to comply with the provisions of Section 8(d) in connection with more than one Underwritten Offering of Registrable Securities under the Shelf Registration Statement in any 12-month period; provided, however, that the limitations in this Section 8(e) shall not apply to any Underwritten Offering pursuant to a request that is treated as the exercise of a demand registration under Section 4(a) or Section 4(b).

     9. Registration Procedures. In connection with the registration obligations of the Company under Sections 3, 4 and 5, the Company shall:

        (a) prepare and file with the SEC a Registration Statement with respect to such Registrable Securities on any registration form adopted by the SEC for which the Company then qualifies or which counsel for the Company shall deem appropriate, and which form shall be available for the sale of the Registrable Securities in accordance with the intended methods of distribution thereof, and use reasonable best efforts to cause such Registration Statement to become and remain effective; provided that, at least five Business Days prior to filing a Registration Statement or Prospectus or any amendment or supplement thereto, the Company shall furnish to a single counsel selected by the Holders of a Majority of the Registrable Securities included or to be included in such Registration Statement copies of such Registration Statement or Prospectus (or amendment or supplement) as proposed to be filed (including, upon the request of such counsel, documents to be incorporated by reference therein) which documents shall be subject to the reasonable review and comments of such counsel and the Holders of the Registrable Securities included or to be included in such Registration Statement during such five-Business-Day period, and the Company shall not file any Registration Statement, any Prospectus or any amendment or supplement thereto (or any such documents incorporated by reference) containing any statements with respect to any such Holder to which such Holder shall reasonably object in writing;

        (b) prepare and file with the SEC amendments and post-effective amendments to such Registration Statement and such amendments and supplements to the Prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration or as may be required by the rules, regulations or instructions applicable to the registration form utilized by the Company or by the Securities Act or rules and regulations thereunder necessary to keep such Registration Statement effective until the earlier of (i) the date on which the Registrable Securities covered by such Registration Statement cease to be Registrable Securities or have been sold or withdrawn and (ii) subject to Sections 9(e) and 9(k), (x) in the case of the Shelf Registration, until the third anniversary of the date of initial effectiveness of the Shelf Registration Statement, plus any Suspension Periods (which shall be added to such three-year period), or (y) in the case of a Registration Statement filed pursuant to
Section 4 which does not contemplate an Underwritten Offering, for at least 120 days or (z) in the case of a Registration Statement filed pursuant to Section 4 which contemplates an Underwritten Offering, for at least 120 days plus such longer period (not to exceed 90 days after the 120th day) as, in the opinion of counsel for the underwriter or underwriters of such Underwritten Offering, is required by law for the delivery of a Prospectus in connection with the sale of Registrable Securities by an underwriter or dealer, and cause the Prospectus as so amended and supplemented to be filed pursuant to Rule 424 under the

Securities Act, and otherwise use reasonable best efforts to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement until such time as is specified in clause (i) or (ii) above, as the case may be;

        (c) furnish to each Holder of such Registrable Securities such number of copies of such Registration Statement and of each amendment and post-effective amendment thereto, any Prospectus or Prospectus supplement and such other documents as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities by such Holder (the Company hereby consenting to the use (subject to the limitations set forth in Section 10(b)) of the Prospectus or any amendment or supplement thereto in connection with such disposition);

        (d) use reasonable best efforts to register or qualify such Registrable Securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as each Holder shall reasonably request, and to do any and all other acts and things which may be reasonably necessary to enable such Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder, except that the Company shall not be required for any such purpose to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this
Section 9(d), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

        (e) promptly notify each Holder of any such Registrable Securities covered by such Registration Statement, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act within the applicable period referred to in Section 9(b), that the Company has become aware that the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing (the period during which the Holders are required in such case pursuant to Section 10(b) to refrain from effecting public sales or distributions of Registrable Securities referred to herein as a "Section 9(e) Period"), and prepare and furnish to such Holder, as soon as reasonably practicable, without charge to such Holder, a reasonable number of copies of an amendment to such Registration Statement or supplement to such related Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; provided that if the Company gives such notice, the Company shall extend the period during which such Registration Statement shall be maintained effective (including the periods referred to in Section 9(b)) by the number of days in the Section 9(e) Period;

        (f) promptly notify each Holder of Registrable Securities covered by such Registration Statement at any time,

            (i) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed and, with respect to the Registration Statement or any post-effective amendment, when the Registration Statement or such post-effective amendment has become effective;

            (ii) of the issuance by the SEC of any stop order of which the Company is aware suspending the effectiveness of the Registration Statement or any order preventing the use of a related Prospectus, or the initiation of any proceedings for such purposes; and

            (iii) of the receipt of the Company of any written notification of the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose;

        (g) make available to its stockholders, as soon as reasonably practicable, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act, provided that the Company shall be deemed to have complied with this Section 9(g) if it has complied with Rule 158 under the Securities Act;

        (h) if the registration involves an Underwritten Offering, enter into a customary underwriting agreement and in connection therewith:

            (i) make such representations and warranties to the underwriters in form, substance and scope as are customarily made by issuers to underwriters in comparable Underwritten Offerings;

            (ii) use reasonable best efforts to obtain opinions of counsel to the Company (in form, scope and substance reasonably satisfactory to the managing underwriters), addressed to the underwriters, and covering the matters customarily covered in opinions requested in comparable Underwritten Offerings;

            (iii) use reasonable best efforts to obtain "cold comfort" letters and bring-downs thereof from the Company's independent certified public accountants addressed to the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by independent accountants in connection with Underwritten Offerings; and

            (iv) deliver such documents and certificates as may be reasonably requested by the managing underwriters to evidence compliance with any customary conditions contained in the underwriting agreement;

        (i) cooperate with the Holders of Registrable Securities covered by such Registration Statement and the managing underwriter or underwriters or agents, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing the securities to be sold under such Registration Statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or underwriters or agents, if any, or such Holders, may request;

        (j) if reasonably requested by the managing underwriter or underwriters or a Holder of Registrable Securities being sold in connection with an Underwritten Offering, incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the managing underwriters and the Demand Holders of a Majority of the Registrable Securities being sold by all Demand Holders agree should be included therein relating to the plan of distribution with respect to such Registrable Securities, including, without limitation, information with respect to the principal amount of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and any other terms of the Underwritten Offering of the Registrable Securities to be sold in such offering and make all required filings of such Prospectus supplement or post-effective amendment upon being notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

        (k) in the event of the issuance of any stop order of which the Company is aware suspending the effectiveness of the Registration Statement, or of any order suspending or preventing the use of any related Prospectus or suspending the qualification of any Registrable Securities included in the Registration Statement for sale in any jurisdiction, use reasonable best efforts to obtain at the earliest practicable time the withdrawal of such stop order or other order (the period between the issuance and withdrawal of any stop order or other order referred to herein as a "Section 9(k) Period"); provided that the Company shall extend the period during which such Registration Statement will be maintained effective

(including the periods referred to in Section 9(b)) by the number of days in the
Section 9(k) Period;

        (l) use reasonable best efforts to cause all Conversion Shares, Warrant Shares and Commitment Fee Shares covered by such Registration Statement to be listed on any securities exchange or automated quotation system on which the Common Stock is then listed, if such Conversion Shares, Warrant Shares and Commitment Fee Shares are not already so listed and if such listing is then permitted under the rules of such securities exchange or automated quotation system;

        (m) in the case of an Underwritten Offering, cause the senior executive officers of the Company to participate in the customary "road show" presentations that may be reasonably requested by the lead managing underwriter in any such Underwritten Offering and otherwise to cooperate with and participate in customary selling efforts related thereto;

        (n) upon the request of any Holder, promptly amend any Shelf Registration Statement or take such other action as may be necessary to de-register, remove or withdraw all or any portion of the Holder's Registrable Securities from a Shelf Registration Statement, as requested by such Holder;

        (o) not later than the effective date of the applicable Registration Statement, provide a CUSIP number for all Registrable Securities and, unless such Registrable Securities shall be registered in book-entry form, provide the applicable transfer agent and registrar for such Registrable Securities with printed certificates for the Registrable Securities, which certificates shall be in a form eligible for deposit with The Depository Trust Company;

        (p) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable Registration Statement from and after a date not later than the effective date of such Registration Statement;

        (q) make available upon reasonable notice at reasonable times and for reasonable periods for inspection by one representative appointed by the Holders of a Majority of the Registrable Securities covered by the applicable Registration Statement, by any managing underwriter or underwriters participating in any Underwritten Offering to be effected pursuant to such Registration Statement, and by any attorney, accountant or other agent retained by such Holders or any such managing underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees and the independent public accountants who have certified its financial statements to make themselves available during normal business hours to discuss the business of the Company and to supply all information reasonably requested by any such Holders or managing underwriter or agent thereof in connection with such Registration Statement as shall be necessary to enable such Persons to exercise their due diligence responsibility (subject to the entry by each Person referred to in this Section 9(q) into customary confidentiality agreements in a form reasonably acceptable to the Company);

        (r) if requested in writing by Holders holding a Majority of the Registrable Securities included in such Registration Statement, prepare and file with the SEC amendments and post-effective amendments to such Registration Statement and amendments and supplements to the Prospectus used in connection with such Registration Statement as shall be necessary to enable any transferee of Registrable Securities included in such Registration Statement who becomes a Holder under this Agreement to resell such Holder's Registrable Securities pursuant to such Registration Statement, to the extent that such amendments, post-effective amendments and supplements shall be required for such transferee-Holders to be named as selling securityholders in such Registration Statement and Prospectus; and

        (s) use reasonable best efforts to take all other steps necessary to effect the registration of the Registrable Securities contemplated hereby.

    10. Agreements of Holders.

        (a) As a condition to the Company's obligation under this Agreement to cause Registrable Securities of any Holder to be included in a Registration Statement, such Holder shall timely provide the Company with all of the information required to be provided in the Registration Statement with respect to such Holder pursuant to Items 507 and 508 of Regulation S-K under the Securities Act and such other information as otherwise may reasonably be requested by the Company in connection with the Registration Statement.

        (b) Each Holder shall comply with the prospectus delivery requirements of the Securities Act in connection with the offer and sale of Registrable Securities made by such Holder pursuant to any Registration Statement. Upon receipt of any notice from the Company of the happening of any event of the kind described in Section 9(e) or Section 9(k), each Holder of Registrable Securities shall forthwith discontinue the disposition of Registrable Securities pursuant to the Prospectus or Registration Statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 9(e) or the withdrawal of any stop order or other order referred to in Section 9(k), and, if so directed by the Company, shall deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities at the time of receipt of such notice.

        (c) Each Holder shall effect all sales and distributions of such Holder's Registrable Securities made pursuant to the Shelf Registration Statement in a manner consistent with the terms of the Plan of Distribution.

        (d) To the extent required by the Securities Act or rules or regulations thereunder, as reasonably determined by the Company, a Holder shall consent to disclosure in any Registration Statement to the effect that such Holder is or may be deemed to be an underwriter for purposes of the Securities Act in connection with the offering of Registrable Securities of such Holder included in such Registration Statement.

        (e) Each Holder shall comply with Regulation M under the Exchange Act in connection with the offer and sale of Registrable Securities made by such Holder pursuant to any Registration Statement. Each Holder shall provide the Company with such information about such Holder's offer and sale of Registrable Securities pursuant to any Registration Statement as the Company shall reasonably request to enable the Company and its Affiliates to comply with Regulation M under the Exchange Act in connection with any such offer and sale.

    11. Registration Expenses. The Company shall pay all Registration Expenses in connection with all registrations pursuant to this Agreement to the extent provided herein. In connection with all such registrations, each Holder shall pay all underwriting discounts and fees, brokerage and sales commissions, and transfer and documentary stamp taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to the Registration Statement, and, except as provided in clause (vii) of the definition of Registration Expenses, all fees and expenses of counsel to such Holder.

    12. Indemnification; Contribution.

        (a) The Company shall indemnify and hold harmless, to the fullest extent permitted by law, each Holder in any offering or sale of Registrable Securities, each Person, if any, who participates as an underwriter in any offering and sale of Registrable Securities, and each Person, if any, who controls such Holder or such underwriter within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act and their respective directors, trustees, officers, partners, agents, employees and affiliates against all losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees, disbursements and expenses, as incurred, and any amounts paid in any settlement effected with the Company's consent, which consent shall not be unreasonably withheld or delayed) (collectively, "Losses") incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation arising out of or based upon: (i) any untrue or alleged untrue statement of a material fact contained in, or any omission or alleged omission of a material fact required to be stated in, the Registration Statement, Prospectus or preliminary Prospectus or any amendment or supplement to any of the foregoing or necessary to make the statements therein (in the case of a Prospectus or a preliminary Prospectus, in the light of the circumstances then existing) not misleading, except in each case insofar as such statements or omissions arise out of or are based upon (A) any such untrue statement or alleged untrue statement or omission or alleged omission made in reliance on and in conformity with information with respect to such Holder furnished in writing to the Company by such Holder or its counsel expressly for use therein, (B) the use of any Prospectus after such time as the obligation of the Company to keep effective the Registration Statement of which such Prospectus forms a part has expired or (C) the use of any Prospectus after such time as the Company has advised the Holders that the filing of an amendment or supplement thereto is required, except such Prospectus as so amended or supplemented; or (ii) any violation by the Company of any other federal or state securities laws or regulations applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration. Notwithstanding the foregoing provisions of this Section 12(a), the Company shall not be liable to any such Holder or underwriter or to any other indemnified party under the indemnity agreement in this Section 12(a) for any Losses that arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Prospectus if either (i)
(A) such Holder or underwriter failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale of Registrable Securities by such Holder or underwriter to the Person asserting the claim from which such Losses arise and (B) the Prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission, or (ii) (x) such untrue statement or alleged untrue statement or omission or alleged omission is corrected in an amendment or supplement to the Prospectus and (y) having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented as required hereunder, such Holder or underwriter thereafter fails to deliver such Prospectus, as so amended or supplemented, with or prior to the delivery of written confirmation of the sale of Registrable Securities by such Holder or underwriter to the Person asserting the claim from which such

Losses arise. Such rights to indemnity and reimbursement of expenses shall survive the transfer of the Registrable Securities by such indemnified party.

        (b) In connection with any Registration Statement filed pursuant hereto, each Holder of Registrable Securities to be covered thereby shall, severally and not jointly with any other Holders, indemnify and hold harmless, to the fullest extent permitted by law, the Company, each Person, if any, who participates as an underwriter in any offering and sale of Registrable Securities and each Person, if any, who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and their respective directors, trustees, officers, partners, agents, employees and affiliates, against all Losses incurred by such party pursuant to any actual action, suit, proceeding or investigation arising out of or based upon any untrue or alleged untrue statement of a material fact contained in, or any omission or alleged omission of a material fact required to be stated in, the Registration Statement, Prospectus or preliminary Prospectus or any amendment or supplement to any of the foregoing or necessary to make the statements therein (in case of a Prospectus or preliminary Prospectus, in the light of the circumstances then existing) not misleading, but only to the extent that any such untrue statement or omission is made in reliance on and in conformity with information with respect to such Holder furnished in writing to the Company by such Holder or its counsel specifically for use therein; provided, however, that no Holder shall be required to indemnify the Company or any other indemnified party under this Section 12(b) with respect to any amount in excess of the amount of the total net proceeds received by such Holder from sales of the Registrable Securities of such Holder under such Registration Statement.

        (c) Any Person entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such indemnified party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such indemnified party may claim indemnification or contribution pursuant to this Agreement, provided that failure to give such notification shall not affect the obligations of the indemnifying party pursuant to this Section 12 except to the extent the indemnifying party shall have been actually and materially prejudiced as a result of such failure. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation, unless in the reasonable judgment of any indemnified party, based on the opinion of counsel, a conflict of interest is likely to exist between the indemnifying party and such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall not be liable for the fees and expenses of (i) more than one counsel for all Holders of Registrable Securities who are indemnified parties, selected by the Holders of a Majority of the Registrable Securities who are indemnified parties (which selection shall be reasonably satisfactory to the Company), (ii) more than one counsel for the underwriters in an Underwritten Offering or (iii) more than one counsel for the Company, in each case in connection with any one action or separate but similar or related actions. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party, based on the opinion of counsel, a conflict of interest is likely to exist between an indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel, provided that the indemnifying party shall not be liable for the fees and expenses of (i) more than one counsel for all Holders of Registrable Securities who are indemnified parties, selected by the Holders of a Majority of the Registrable Securities who are indemnified parties (which selection shall be reasonably satisfactory to the Company), (ii) more than one counsel for the underwriters in an Underwritten Offering or (iii) more than one counsel for the Company, in each case in connection with any one action or separate but similar or related actions. No indemnifying party, in defense of any such action, suit, proceeding or investigation, shall, except with the consent of each indemnified party, consent to the entry of any judgment or entry into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such action, suit, proceeding or investigation to the extent such liability is covered by the indemnity obligations set forth in this Section 12. No indemnified party shall consent to entry of any judgment or entry into any settlement without the consent of each indemnifying party.

        (d) If the indemnification from the indemnifying party provided for in this Section 12 is unavailable to an indemnified party hereunder in respect to any Losses, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions which resulted in such Losses, as well as any other relevant equitable considerations; provided, however, that no Holder shall be required to contribute any amount in excess of the amount of the total net proceeds received by such Holder from sales of the Registrable Securities of the Holder under the applicable Registration Statement. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Losses referred to above shall be deemed to include, subject to the limitations set forth in Section 12(c), any legal or other fees and expenses reasonably incurred by such indemnified party in connection with any investigation or proceeding. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The parties agree that it would not be just and equitable if contribution pursuant to this Section 12(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the consideration referred to in this Section 12(d). If indemnification is available under this Section 12, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Section 12(a) or 12(b), as the case may be, without regard to the relative fault of such indemnifying parties or indemnified party or any other equitable consideration provided for in this Section 12(d).

        (e) The provisions of this Section 12 shall be in addition to any liability which any indemnifying party may have to any indemnified party and shall survive the termination of this Agreement.

        (f) The indemnification and contribution required by this Section 12 shall be made by periodic payments of the amount thereof during the course of any action, suit, proceeding or investigation, as and when invoices are received or Losses are incurred.

    13. Participation in Underwritten Offerings. No Holder of Registrable Securities may participate in any Underwritten Offering pursuant to this Agreement unless such Holder (i) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the Company, which approval shall not be unreasonably withheld or delayed, and (ii) completes and executes all questionnaires, powers of attorney, custody agreements, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

    14. Reports Under the Exchange Act. For so long as any Registrable Securities remain outstanding, the Company shall use best efforts to file with the SEC in a timely manner all reports required to be filed by the Company pursuant to Section 13 or 15(d) of the Exchange Act and shall furnish to any Holder, upon request by such Holder, a written statement by the Company as to whether it has complied with the current public information requirements of Rule 144(c) under the Securities Act.

    15. No Inconsistent Agreements; Most Favorable Provisions. The Company is not currently a party to, and after the date hereof shall not enter into, any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities by this Agreement. The Holders agree for purposes of this
Section 15 that the WCAS Registration Rights Agreement, as in effect on ________________, 2003, is not inconsistent with the rights of the Holders hereunder. If the Company shall amend the WCAS Registration Rights Agreement or enter into any agreement after the date hereof with any other Person pursuant to which the WCAS Stockholders under the WCAS Registration Rights Agreement or such other Person under such other agreement, as the case may be, shall have registration rights with respect to any security of the Company that are materially more favorable to the WCAS Stockholders or such other Person, as the case may be, than those set forth in this Agreement, this Agreement shall thereupon, and without any further action on the part of any Holder or the Company, be deemed to be, and shall be, automatically amended to provide such materially more favorable rights to the Holders.

    16. Assignment of Registration Rights. The right to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned (but only with all related obligations hereunder) by any Holder in connection with a transfer of such Registrable Securities to any transferee who, immediately following such transfer, holds at least 5% of the then-outstanding Registrable Securities (calculated on an as-converted basis, assuming that all outstanding Registrable Securities that are convertible into or exercisable for Common Stock are converted into or exercised for Common Stock); provided that, as a condition to the effectiveness of such assignment, such transferee shall be required to execute a counterpart of this Agreement. Upon such transferee's execution of such counterpart, such transferee shall be deemed to be a Holder for all purposes of this Agreement and shall be entitled to the benefits of, and shall be subject to the restrictions contained in, this Agreement as a Holder hereunder to the same extent as if such transferee had originally been included in the definition of a Holder and had originally been a party hereto.

    17. Binding Effect; Benefit. This Agreement shall inure to the benefit of and be binding upon the parties hereto, any Holder and any successor, permitted assign, heir and legal representative thereof; provided, however, that, except as provided in Section 16, this Agreement and the provisions of this Agreement that are for the benefit of the Holders shall not be assignable by any Holder, and any such purported assignment shall be null and void. Except to the extent provided in Section 12, nothing in this Agreement, expressed or implied, is intended to confer upon any Person other than the Company, the Holders and their respective successors, permitted assigns, heirs and legal representatives any rights, remedies, obligations or liabilities under or by reason of this Agreement. No purchaser of Registrable Securities from a Holder shall be deemed to be a successor or assignee of such Holder merely by reason of such purchase.


    18. Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof (each such amendment, modification, supplement, waiver or consent, an "Amendment") may not be given, unless the Company has obtained the written consent thereto of Holders of a Majority of the Registrable Securities; provided that if any Amendment would materially and adversely affect any Holder disproportionately relative to any other Holder or Holders, then such Amendment shall also require the written consent of Holders holding a Majority of the Registrable Securities held by all Holders so disproportionately affected. Notwithstanding the foregoing, an Amendment with respect to a matter that relates exclusively to the rights of Holders of Registrable Securities whose securities are being included in a Registration Statement and that does not directly or indirectly affect the rights of other Holders of Registrable Securities shall be effective if consented to by Holders of at least a Majority of the Registrable Securities being included in such Registration Statement; provided that the provisions of this sentence may not be amended, modified or supplemented, nor may waivers or departures from the provisions thereof be given, except in accordance with the provisions of the immediately preceding sentence. Each Holder of Registrable Securities outstanding at the time of any such Amendment thereafter shall be bound by any such Amendment effected pursuant to this Section 18, whether or not any notice, writing or marking indicating such Amendment appears on the Registrable Securities or is delivered to such Holder.

    19. Notices; Designated Representative. All notices, demands, requests, consents or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when (i) delivered personally to the recipient, (ii) sent by confirmed facsimile or confirmed electronic mail transmission before 5:00 p.m. New York City time on a Business Day, and otherwise on the next Business Day, or (iii) one Business Day after being sent to the recipient by reputable overnight courier service (charges prepaid). Such notices, demands, requests, consents and other communications shall be sent (i) if to the Company, to ITC/\DeltaCom, Inc., 1791 O.G. Skinner Drive, West Point, Georgia 31833,
Attention: General Counsel, telecopy no.: (256) 382-3936, or to such other address as the Company shall designate in writing to the Holders from time to time, and (ii) if to any Holder, to such Holder at the address of such Holder set forth on the signature pages hereto, or to such other address of any Holder as such Holder shall designate in writing to the Company from time to time. The designated representative of the Company shall be its General Counsel or such other Person as the Company shall designate in writing to the Holders from time to time.

    20. Headings. The headings contained in this Agreement are for convenience only and shall not affect the meaning or interpretation of this Agreement.

    21. Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. This Agreement, as amended as of ________________, 2003, shall become effective as so amended as between the Company and the Holders immediately prior to the Effective Time (as defined in the Merger Agreement), provided that the Company shall have obtained the written consent of the Holders to such amendment required by Section (which consent shall be evidenced solely by the execution and delivery by the consenting Holders of counterpart signature pages to this Agreement, as so amended).

    22. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES OF AMERICA LOCATED IN THE COUNTY OF NEW YORK FOR ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY (AND AGREES NOT TO COMMENCE ANY

ACTION OR PROCEEDING RELATING THERETO EXCEPT IN SUCH COURTS), AND FURTHER AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO ITS RESPECTIVE ADDRESS SET FORTH IN SECTION 19 SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY ACTION OR PROCEEDING BROUGHT AGAINST IT IN ANY SUCH COURT. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES OF AMERICA LOCATED IN THE COUNTY OF NEW YORK, AND HEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

    23. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

    24. Termination. This Agreement shall terminate with respect to any Holder upon the earlier to occur of (i) the expiration of the Registration Rights Period or (ii) the date on which such Holder no longer holds any Registrable Securities, except for any liabilities or obligations under Sections 11 and 12, which shall remain in effect in accordance with their terms. No termination of any provision of this Agreement shall relieve any party of any liability for any breach of such provision occurring prior to such termination.

    25. Entire Agreement. This Agreement is intended by the parties to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and the registration rights granted by the Company with respect to the Registrable Securities. Except as provided in the Plan, the Purchase Agreements and in the instruments authorizing or evidencing the Preferred Shares and the Warrants, there are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and undertakings among the parties with respect to such registration rights. No party hereto shall have any rights, duties or obligations other than those specifically set forth in this Agreement.

    26. Specific Performance. Without limiting the rights of each party hereto to pursue all other legal and equitable rights available to such party for any other parties' failure to perform their obligations under this Agreement, the parties hereto acknowledge and agree that the remedy at law for any failure to perform their obligations hereunder would be inadequate and that each of them, respectively, to the extent permitted by applicable law, shall be entitled to specific performance, injunctive relief or other equitable remedies in the event of any such failure, without bond or other security being required.

    27. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the parties shall negotiate in good faith with a view to the substitution therefor of a suitable and equitable solution in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid provision, provided, however, that the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

                            [Signature pages follow]

     IN WITNESS WHEREOF, the parties have executed this Agreement, as amended, as of ___________________, 2003.

                                   COMPANY:

                                   ITC/\DELTACOM, INC.

                                   By:
                                        ----------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   HOLDERS:

                                   SCANA COMMUNICATIONS
                                    HOLDINGS, INC.

                                   By:
                                        ----------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                    Address for Notices:

                                    --------------------------------------------

                                    --------------------------------------------

                                    --------------------------------------------

                                    --------------------------------------------



                                   ---------------------------------------------
                                   Campbell B. Lanier, III

                                    Address for Notices:

                                    --------------------------------------------

                                    --------------------------------------------

                                    --------------------------------------------

                                    --------------------------------------------



Signature Page to Amended Series A Preferred Stock
Registration Rights Agreement

                                   BRINDLEE CAPITAL LLC

                                   By:
                                        ----------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                    Address for Notices:

                                    --------------------------------------------

                                    --------------------------------------------

                                    --------------------------------------------

                                    --------------------------------------------


                                   BROWN INVESTMENT
                                    PARTNERS, L.P.

                                   By:
                                        ----------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                    Address for Notices:

                                    --------------------------------------------

                                    --------------------------------------------

                                    --------------------------------------------

                                    --------------------------------------------


                                   THE BURTON PARTNERSHIP,
                                    LIMITED PARTNERSHIP

                                   By:
                                        ----------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                    Address for Notices:

                                    --------------------------------------------

                                    --------------------------------------------

                                    --------------------------------------------

                                    --------------------------------------------



Signature Page to Amended Series A Preferred Stock
Registration Rights Agreement

                                   THE BURTON PARTNERSHIP
                                    (QP), L.P.

                                   By:
                                        ----------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                    Address for Notices:

                                    --------------------------------------------

                                    --------------------------------------------

                                    --------------------------------------------

                                    --------------------------------------------


                                   --------------------------------------------
                                   Ellen L. Collins

                                    Address for Notices:

                                    --------------------------------------------

                                    --------------------------------------------

                                    --------------------------------------------

                                    --------------------------------------------


                                   --------------------------------------------
                                   Henry E. Crosby, Jr.

                                    Address for Notices:

                                    --------------------------------------------

                                    --------------------------------------------

                                    --------------------------------------------

                                    --------------------------------------------


                                   CT COMMUNICATIONS
                                    NORTHEAST, INC.


                                   By:
                                        ----------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                    Address for Notices:

                                    --------------------------------------------

                                    --------------------------------------------

                                    --------------------------------------------

                                    --------------------------------------------

Signature Page to Amended Series A Preferred Stock
Registration Rights Agreement

                                   --------------------------------------------
                                   Kelly M. Hawk

                                    Address for Notices:

                                    --------------------------------------------

                                    --------------------------------------------

                                    --------------------------------------------

                                    --------------------------------------------


                                   --------------------------------------------
                                   Carroll Lanier Hodges

                                    Address for Notices:

                                    --------------------------------------------

                                    --------------------------------------------

                                    --------------------------------------------

                                    --------------------------------------------


                                   CAMPBELL B, LANIER, III
                                    CHARITABLE REMAINDER TRUST

                                   By:
                                        ----------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                    Address for Notices:

                                    --------------------------------------------

                                    --------------------------------------------

                                    --------------------------------------------

                                    --------------------------------------------

Signature Page to Amended Series A Preferred Stock
Registration Rights Agreement

                                   --------------------------------------------
                                   Campbell B. Lanier, IV

                                    Address for Notices:

                                    --------------------------------------------

                                    --------------------------------------------

                                    --------------------------------------------

                                    --------------------------------------------


                                   1997 TRUST FBO CAMPBELL B. LANIER, IV

                                   By:
                                        ----------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                    Address for Notices:

                                    --------------------------------------------

                                    --------------------------------------------

                                    --------------------------------------------

                                    --------------------------------------------


                                   1999 TRUST FBO CAMPBELL B. LANIER, IV

                                   By:
                                        ----------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

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Signature Page to Amended Series A Preferred Stock
Registration Rights Agreement


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



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                                   David Gaines Lanier

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                                   Elizabeth Walker Lanier

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                                   James Smith Lanier II

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                                   J. SMITH LANIER & CO., INC.

                                   By:
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Signature Page to Amended Series A Preferred Stock
Registration Rights Agreement


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                                   John T. Lanier

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                                   Elizabeth L. Lester

                                    Address for Notices:

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                                   Foster McDonald

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                                   Wesley L. McDonald

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Signature Page to Amended Series A Preferred Stock
Registration Rights Agreement


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

                                   NORTH STATE TELEPHONE
                                     COMPANY

                                   By:
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                                   Name:
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                                   Title:
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                                   William H. Scott, III

                                    Address for Notices:

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                                   Douglas A. Shumate

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Signature Page to Amended Series A Preferred Stock
Registration Rights Agreement

                                   UBS WARBURG LLC

                                   By:
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                                   Name:
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                                   Title:
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                                   By:
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Signature Page to Amended Series A Preferred Stock
Registration Rights Agreement

                                                                       Exhibit A

                              PLAN OF DISTRIBUTION

     Securities may be sold or distributed from time to time by the selling securityholders named in this prospectus and, to the extent permitted by their registration rights agreement with the Company, by their donees or transferees and their other successors in interest. The selling securityholders may sell their securities at market prices prevailing at the time of sale, at prices related to such prevailing market prices, at negotiated prices, or at fixed prices, which may be changed. Each selling securityholder reserves the right to accept or reject, in whole or in part, any proposed purchase of securities, whether the purchase is to be made directly or through agents.

     The selling securityholders may offer their securities at various times in one or more of the following transactions, which may include an underwritten offering:

        o in ordinary brokers' transactions and transactions in which the broker solicits purchasers;

        o in transactions involving cross or block trades or otherwise on the NASDAQ National Market or any national securities exchange on which the Common Stock is listed;

        o in transactions "at the market" to or through market makers in the common stock or into an existing market for the common stock;

        o in other ways not involving market makers or established trading markets, including direct sales of the securities to purchasers or sales of the securities effected through agents;

        o through transactions in options, swaps or other derivatives which may or may not be listed on an exchange;

        o in privately negotiated transactions; or

        o in a combination of any of the foregoing transactions.

     The selling securityholders also may sell their securities in accordance with Rule 144 under the Securities Act.

     From time to time, one or more of the selling securityholders may pledge or grant a security interest in some or all of the securities owned by them. If the selling securityholders default in performance of their secured obligations, the pledgees or secured parties may offer and sell the securities from time to time by this prospectus. The selling securityholders also may transfer and donate securities in other circumstances. The amount of securities beneficially owned by selling securityholders will decrease as and when the selling securityholders transfer or donate their securities or default in performing obligations secured by their securities. The plan of distribution for the securities offered and sold under this prospectus will otherwise remain unchanged, except that the transferees, donees, pledgees, other secured parties or other successors in interest will be selling securityholders for purposes of this prospectus.

     The selling securityholders may also enter into hedging transactions. For example, a selling securityholder may:

          o enter into transactions with a broker-dealer, affiliate thereof or other third party in connection with which such other party may engage in sales of their securities pursuant to this prospectus, in which case such other party may use shares of the securities received from the selling securityholder to close out any short positions created;

          o sell their securities short itself pursuant to this prospectus and use shares of their securities to close out its short positions;

          o enter into option or other types of transactions that require the selling securityholder to deliver their securities to a broker-dealer or an affiliate thereof or other third party, who may then resell or transfer the securities pursuant to this prospectus; or

          o loan or pledge their securities to a broker-dealer or an affiliate thereof or other third party, who may sell the loaned securities or, in an event of default in the case of a pledge, sell the pledged securities pursuant to this prospectus.

     The selling securityholders may use brokers, dealers, underwriters or agents to sell their securities. The persons acting as agents may receive compensation in the form of commissions, discounts or concessions. This compensation may be paid by the selling securityholders or the purchasers of the securities of whom such persons may act as agent, or to whom they may sell as principal, or both. The compensation as to a particular person may be less than or in excess of customary commissions. Any agents or broker-dealers that participate in the offer and sale of the securities may be deemed to be "underwriters" within the meaning of the Securities Act. Any commissions they receive and any profit they realize on the resale of the securities by them may be deemed to be underwriting discounts and commissions under the Securities Act. Neither we nor any selling securityholders can presently estimate the amount of such compensation.

     If a selling securityholder sells securities in an underwritten offering, the underwriters may acquire the securities for their own account and resell the


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

securities from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. In such event, we will set forth in a supplement to this prospectus the names of the underwriters and the terms of the transactions, including any underwriting discounts, concessions or commissions and other items constituting compensation of the underwriters and broker-dealers. The underwriters from time to time may change any public offering price and any discounts, concessions or commissions allowed or reallowed or paid to broker-dealers. Unless otherwise set forth in a supplement, the obligations of the underwriters to purchase the securities will be subject to certain conditions, and the underwriters will be obligated to purchase all of the securities specified in the supplement if they purchase any of the securities.

     We have informed the selling securityholders that during such time as they may be engaged in a distribution of the securities, they are required to comply with Regulation M under the Securities Exchange Act. With exceptions, Regulation M prohibits any selling securityholder, any affiliated purchasers and other persons who participate in such a distribution from bidding for or purchasing, or attempting to induce any person to bid for or purchase, any security which is the subject of the distribution until the entire distribution is complete.

     This offering by any selling securityholder will terminate on the date specified in the selling securityholder's registration rights agreement with the Company, or, if earlier, on the date on which the selling securityholder has sold all of such selling securityholder's securities.

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